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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 25, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-18754                 11-2904094
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 8.01.        OTHER EVENTS

         On September 25, 2006, we issued a press release announcing the execution of an Agreement and Plan of Merger dated September 22, 2006 with Superior Energy Services, Inc., a Delaware corporation ("Parent"), and SPN Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which we will be merged with and into Merger Sub. The text of the press release is attached as an exhibit to this current report.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


                  (d)      Exhibits.

                             99.1      Press Release dated September 25, 2006.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WARRIOR ENERGY SERVICES CORPORATION


Dated:  September 25, 2006          By:  /s/ William L. Jenkins
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                                         William L. Jenkins, President







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                                INDEX TO EXHIBITS






              99.1     Press Release dated September 25, 2006.













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